SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    Form 8-K


                                 CURRENT REPORT


                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934



                                 April 19, 2004
                                 --------------
                                 Date of Report
                        (Date of Earliest Event Reported)



                             Synovus Financial Corp.
                             ----------------------
                          (Exact Name of Registrant as
                            Specified in its Charter)


   Georgia                       1-10312                         58-1134883
--------------                ---------------                   --------------
(State of                      (Commission File                 (IRS Employer
  Incorporation)                Number)                          Identification
                                                                 Number)


              901 Front Avenue, Suite 301, Columbus, Georgia 31901
              -----------------------------------------------------
               (Address of principal executive offices) (Zip Code)


                                 (706) 649-2267
                                 --------------
              (Registrant's telephone number, including area code)


                  ---------------------------------------------
          (Former name or former address, if changed since last report)

Item 7.  Financial Statements and Exhibits.
-------  ---------------------------------

         (c)      Exhibits

                  99.1 - Registrant's press release dated April 19, 2004
                         (furnished for purposes of Items 9 and 12).

                  99.2 - Supplemental Information prepared for use with
                         the press release (furnished for purposes of Items 9 and 12).

Item 9.  Regulation FD Disclosure.
------   ------------------------

Item 12. Results of Operations and Financial Condition.
-------- ---------------------------------------------

         The following information is furnished pursuant to Item 9, "Regulation FD Disclosure" and Item 12, "Results of Operations and Financial Condition."

         On April 19, 2004, Synovus Financial Corp. ("Registrant") issued a press release and will hold an investor call and webcast to disclose financial results for the first quarter ended March 31, 2004. The press release and Supplemental Information for use at this investor call are furnished herewith as Exhibits 99.1 and 99.2 and incorporated into Item 9 and Item 12 by reference.









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


                                    Signature
                                    ---------

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, Registrant has caused this report to be signed on its behalf by the undersigned hereunto duly authorized.











                                            SYNOVUS FINANCIAL CORP.
                                            ("Registrant")


Dated: April 19, 2004                       By:/s/ Kathleen Moates
       ---------------                         --------------------------------
                                                Kathleen Moates
                                                Senior Deputy General Counsel











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